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                                 VALIC COMPANY I

                   SUPPLEMENT TO PROSPECTUS DATED MAY 30, 2006


         SMALL CAP FUND. On July 18, 2006, the Board of Directors (the "Board") of VALIC Company I (the "Series Company") approved an investment sub-advisory agreement (the "Agreement") with Bridgeway Capital Management, Inc. ("Bridgeway"). The Agreement provides that Bridgeway will serve as a sub-adviser of the Small Cap Fund (the "Fund") effective on or about October 1, 2006. The Board approved the Agreement with Bridgeway without a shareholder vote pursuant to an exemptive order granted by the Securities and Exchange Commission. The Series Company will mail an information statement to the Fund's shareholders describing Bridgeway and the reasons for the Board's decision.

         Currently, the Fund has three sub-advisers, including American Century Investment Management, Inc. ("American Century"), Franklin Portfolio Associates, and T. Rowe Price Associates, Inc. Each of these sub-advisers will continue to sub-advise the Fund following the addition of Bridgeway.

         In addition, American Century added a portfolio manager to the team responsible for managing a portion of the Fund. The new manager, Brian Ertley, is a Portfolio Manager and Senior Quantitative Analyst and has been with American Century since 1998.

         CORE VALUE FUND. With respect to the Core Value Fund, American Century added a portfolio manager, Lynnette Pang, to the team. Ms. Pang is a Portfolio Manager and has been with American Century since 1997.

         GLOBAL STRATEGY FUND. The Global Strategy Fund may invest up to 50% of its total assets in companies located in emerging markets.


Date:    July 21, 2006